SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
================================================================================

     Date of report (Date of earliest event reported):       January 28, 2002


                              AUTOLEND GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



            1-10569                                    22-3137244
    (Commission File Number)                (IRS Employer Identification No.)


            600 CENTRAL AVENUE SW, SUITE 300   ALBUQUERQUE NM  87102
                    (Address of Principal Executive Offices)


                                 (505) 768-1000
                               FAX: (505) 768-1111
              (Registrant's Telephone Number, Including Area Code)


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Page 2 of 3.
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     The Board of Directors of AutoLend Group, Inc. held its Board of Directors meeting at the principal offices of the company on January 28, 2002. At that meeting, AutoLend Group, Inc. reports the following events have occurred that require disclosure pursuant to either Section 13 or 15(d) of the Securities Exchange Act of 1934:

     I.   Acceptance of Resignation of Acting President and Director, John D.
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          Emery.  On January 7, 2002, John D. Emery, Director and Acting
          ------
          President of Autolend Group tendered his resignation, as reported in prior Schedule 8-K disclosures. Mr. Emery's resignation from both positions was formally accepted by the Board at its meeting on January 28, 2002. Filed pursuant to Item 6.

     II.  Election of new Directors.  The following were formally elected to the
          --------------------------
          position of Director of AutoLend Group, Inc., effective January 28, 2002: Luther W. Reynolds, of Albuquerque, New Mexico; Augustin Christobal "Chris" Baca of Albuquerque, New Mexico and Werner Gellert of Albuquerque, New Mexico. Luther W. Reynolds has served as a Director since the notice of resignation by John D. Emery as reported in prior Schedule 8-K disclosures. Director Vincent J. Garcia, who presently owns a majority interest in AutoLend Group, Inc. formally resigned as a Director of the corporation and that resignation was accepted following installation of the new Directors. Filed pursuant to Item 5.

     III. Election of new Officers. The Board of Directors elected new officers
          -------------------------
          of the corporation. L. W. Reynolds has been elected President; Chris Baca was elected Vice-President and Werner Gellert elected Secretary. The three officers will serve on the interim Audit Committee. Filed pursuant to Item 5.

     IV.  Historical control of AutoLend, Group Inc. by Prinova Capital Group,
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          LLC.  By way of clarification for the official record, controlling
          ----
          interest in AutoLend Group, Inc. was acquired by Prinova Capital Group, LLC upon purchase of a majority of outstanding shares from the previous majority shareholder, Smith Management, LLC in October 2000.


          AutoLend Group, Inc. was under Bankruptcy Court jurisdiction at the time Prinova Capital Group, LLC began negotiations to acquire a majority stake in the corporation. Conditional to acquisition of a majority interest in the corporation, Prinova reached contractual agreement with CEO and President Nunzio DeSantis that he would resign from his positions at AutoLend, effective September 29, 2000. On October 2, 2000, transfer of control of a majority of AutoLend common shares was effected by contract between Smith Management, LLC as seller and Prinova Capital Group, LLC as purchaser. Prinova Capital


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Page 3 of 3
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          Group, LLC managing member Vincent J. Garcia was elected to the Board of Directors of AutoLend and previous directors Jeff Ovington and Philip Vitale each served as Directors after October 2, 2000. Director Philip Vitale resigned from his position as a Director in October 2000. Effective October 20, 2000 John D. Emery, who had no prior affiliation with AutoLend, was appointed Director, Chairman, Chief Executive Officer and President of AutoLend Group, Inc., positions he retained until his notice of resignation received January 7, 2002. On December 20, 2000, Jeff Ovington tendered his resignation as a Director and Officer of AutoLend.

          Neither Nunzio DeSantis, Philip Vitale nor Jeff Ovington; have cited disagreement with the management practices of AutoLend Group, Inc. as a reason for their decisions to resign. Filed pursuant to Items 1, 5, and 6.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AUTOLEND GROUP, INC.
                                             (Registrant)



Date:   February 1, 2002              By  /s/ Luther W. Reynolds
    --------------------                  -----------------------------
                                          Luther W. Reynolds
                                          Chairman, Board of Directors.


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